UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2021

CULLMAN BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-254220	61-1990996
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

316 Second Avenue, SW, Cullman, Alabama		35055
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (256) 734-1740

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement

On May 14, 2021, Cullman Bancorp, Inc., a Maryland corporation (“New Cullman”), Cullman Bancorp, Inc., a federal corporation (“Old Cullman”), Cullman Savings Bank, MHC (the “MHC”) and Cullman Savings Bank entered into an Agency Agreement with Raymond James & Associates, Inc. (“Raymond James”), who will assist New Cullman in selling the shares of New Cullman’s common stock on a best efforts basis in New Cullman’s subscription and community offerings, and will serve as sole manager for any syndicated offering.

Raymond James will receive a fee equal to the greater of (i) $250,000 or (ii) 1.00% of the aggregate dollar amount of shares of common stock sold in the subscription and community offerings. No fee will be payable to Raymond James with respect to shares purchased by New Cullman’s and Cullman Savings Bank’s officers, directors, and employees (“Insiders”) or the immediate family members of such persons or to qualified and non-qualified employee benefit plans, or to trusts of Insiders or their immediate family members, or to any charitable foundation established in connection with the mutual-to-stock conversion of the MHC.

In the event a syndicated community offering is conducted, New Cullman will pay a fee of 6.00% of the aggregate dollar amount of common stock sold in the syndicated community offering to Raymond James and any other broker-dealers included in the syndicated community offering.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-254220) filed by New Cullman under the Securities Act of 1933, as amended, and a related prospectus dated May 14, 2021.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by references to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

1.1	Agency Agreement dated May 14, 2021, by and among New Cullman, Old Cullman, the MHC and Cullman Savings Bank and Raymond James (exhibits omitted)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CULLMAN BANCORP, INC.

DATE: May 18, 2021	By:	/s/ John A. Riley, III
John A. Riley, III
President and Chief Executive Officer